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Exhibit 5.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form F-10 of Almaden Minerals Ltd. of our report dated March 14, 2019, relating to the consolidated financial statements of Almaden Minerals Ltd., for the years ended December 31, 2018, 2017 and 2016.

We also consent to the reference to us under the caption "Experts" in this Registration Statement.

Vancouver, Canada	/s/ DAVIDSON & COMPANY LLP Chartered Professional Accountants
November 1, 2019

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  Exhibit 5.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM